UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (212) 697-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On May 3, 2016, L-3 Communications Holdings, Inc. (the “Company”) held its 2016 Annual Meeting as described in the definitive proxy statement for the Annual Meeting filed on March 23, 2016. A quorum was present at the meeting as required by the Company’s Amended and Restated Bylaws. The chart below sets forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders:

Proposal 1 – Election of Directors

The following ten directors were elected to the Board of Directors of the Company to serve as directors until the 2017 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Claude R. Canizares	64,579,343	1,208,232	598,349	6,185,078
Thomas A. Corcoran	64,372,786	1,450,949	562,189	6,185,078
Ann E. Dunwoody	65,071,265	879,649	435,010	6,185,078
Lewis Kramer	64,529,755	1,260,930	595,239	6,185,078
Robert B. Millard	64,318,576	1,491,524	575,824	6,185,078
Lloyd W. Newton	64,756,724	1,022,763	606,437	6,185,078
Vincent Pagano, Jr.	64,308,277	1,522,477	555,170	6,185,078
H. Hugh Shelton	64,759,303	1,027,584	599,037	6,185,078
Arthur L. Simon	64,371,407	1,425,824	588,693	6,185,078
Michael T. Strianese	63,298,152	2,345,893	741,879	6,185,078

Proposal 2 – Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.

Votes For	Votes Against	Votes Abstained
70,789,931	1,477,810	303,261

Proposal 3 – Approve, in a non-binding, advisory vote, the compensation paid to our named executive officers

The shareholders approved in a non-binding, advisory vote, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
62,303,014	3,212,365	870,545	6,185,078

Proposal 4 – Approve an amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan

The shareholders approved an amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
57,568,944	8,292,788	524,192	6,185,078

Proposal 5 – Adopt an Agreement and Plan of Merger effecting the elimination of the Company’s holding company structure

The shareholders adopted an Agreement and Plan of Merger effecting the elimination of the Company’s holding company structure.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
64,936,060	926,978	522,886	6,185,078

Proposal 6 – Consider a shareholder proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation to permit shareholders to take action by written consent

The shareholders did not approve the shareholder proposal to permit shareholders to take action by written consent.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
43,359,066	21,469,150	1,557,708	6,185,078

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION

By:	/s/ Allen E. Danzig
Name:	Allen E. Danzig
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: May 5, 2016